F’25 Q4 Financial Results Brady Corporation September 4, 2025

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of materials, labor, material shortages and supply chain disruptions, including as a result of tariffs or other impacts of the global trade environment; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks and systems against security breaches; extensive regulations by U.S. and non-U.S. governmental and self- regulatory entities; risks associated with the loss of key employees; litigation, including product liability claims; global climate change and environmental regulations; foreign currency fluctuations; changes in tax legislation and tax rates; potential write- offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2025. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q4 F’25 Highlights 3 * Adjusted Diluted EPS is a non-GAAP measure. See appendix. Organic sales growth of 2.4%. Total sales growth of 15.7% including acquisitions and Fx. Sales Growth GAAP EPS of $1.04 in Q4 F’25 vs. $1.15 in Q4 F’24. Adjusted Diluted EPS* increased 5.9% to $1.26 in Q4 F’25 from $1.19 in Q4 F’24. Record High Adjusted Diluted EPS* Americas & Asia organic sales growth of 4.3%. Europe & Australia organic sales decline of 1.3%. Regional Sales Results Purchased 733,360 shares in F’25 for $50.9M. Paid dividends of $45.5M and announced our 40th consecutive year of dividend increases. Returned $96.4M to our Shareholders F’26 GAAP EPS guidance of $4.55 - $4.85 (increase of 15.5% to 23.1% vs. F’25). F’26 Adjusted Diluted EPS* guidance of $4.85 - $5.15 (increase of 5.4% to 12.0% vs. F’25). F’26 EPS Guidance GAAP EPS was $3.94 in F’25 vs. $4.07 in F’24. Adjusted Diluted EPS* was up 9.0% from $4.22 to an all-time high of $4.60. Record High Adjusted Diluted EPS* Full-Year F’25 Highlights

Sales Overview 4 Q4 F’25 SALES: Total sales increased 15.7%. Organic sales increased 2.4%. • Americas & Asia – Organic sales increased 4.3%. • Europe & Australia – Organic sales declined 1.3%. Foreign currency translation increased sales 2.0%. Acquisitions increased sales 11.3%. $321 $318 $339 $324 $323 $326 $337 $346 $332 $323 $343 $343 $377 $357 $383 $397 $225 $250 $275 $300 $325 $350 $375 $400 $425 Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Q4 F'24 1.6% Q1 F'25 3.6% Q2 F'25 2.6% Q3 F'25 1.6% Q4 F'25 2.4%Organic Growth SALES (millions of USD) Q4 F’25 SALES COMMENTARY: Organic sales grew 3.3% in the Americas with growth in most major product lines. Asia organic sales grew 12.0% with growth throughout the region except for China. Organic sales declined 0.8% in Europe and declined 5.1% in Australia.

Gross Profit Margin 5 $155 $149 $164 $163 $155 $156 $170 $176 $172 $162 $177 $177 $190 $176 $195 $20048.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 51.6% 50.3% 49.3% 51.0% 50.4% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 $225 $250 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 GROSS PROFIT & GPM% (millions of USD) Q4 F’25 – GROSS PROFIT MARGIN: Gross profit margin of 50.4% compared to 51.6% in Q4 of F’24. The impact of facility closures and other reorganization costs reduced gross profit margin by approximately 50 basis points in Q4 of F’25.

SG&A Expense 6 Q4 F’25 – SG&A EXPENSE: SG&A expense increased as a percent of sales when compared to Q4 last year due to increased amortization and facility closure and other reorganization costs. Amortization expense was $4.8M in Q4 of F’25 and $2.3M in Q4 of F’24, and facility closure and other reorganization costs were $6.8M in Q4 of F’25. $97 $93 $96 $95 $90 $92 $91 $97 $96 $91 $96 $93 $112 $106 $109 $118 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 27.2% 29.7% 29.7% 28.4% 29.7% 22% 24% 26% 28% 30% 32% $75 $90 $105 $120 $135 $150 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense

7



R&D EXPENSE AND R&D EXPENSE AS A % OF SALES
(millions of USD)
$26.0
$22.0
$18.0
$14.0
$10.0
6.0%
5.0%
4.0%
3.0%
2.0%
Q1 F'22 $13.9 4.3%
Q2 F'22 $14.0 4.4%
Q3 F'22 $14.9 4.4%
Q4 F'22 $15.8 4.9%
Q1 F'23 $13.9 4.3%
Q2 F'23 $15.4 4.7%
Q3 F'23 $15.7 4.7%
Q4 F'23 $16.3 4.7%
Q1 F'24 $15.7 4.7%
Q2 F'24 $16.8 5.2%
Q3 F'24 $17.7 5.1%
Q4 F'24 $17.5 5.1%
Q1 F'25 $18.9 5.0%
Q2 F'25 $18.7 5.2%
Q3 F'25 $19.2 5.0%
Q4 F'25 $23.1 5.8%

Q4 F’25 – R&D EXPENSE:

- Investments in R&D continue to drive long-term organic sales growth; F’25 acquisitions have a higher level of R&D as a percentage of sales.

BRADY

Income Before Income Taxes 8 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $68.2 $58.8 $52.0 $65.7 $60.5 $10 $20 $30 $40 $50 $60 $70 Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% Q4 F'24 6.9% Q1 F'25 (1.0%) Q2 F'25 (6.8%) Q3 F'25 2.1% Q4 F'25 (11.3%) * Adjusted Income Before Income Taxes is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q4 F’25 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes decreased 11.3% to $60.5M in Q4 of F’25 compared to $68.2M in Q4 of F’24. Adjusted Income Before Income Taxes* increased 5.1% to $74.2M in Q4 of F’25 compared to $70.5M in Q4 of F’24. Year-on-Year Growth (Decline)

9

Net Income & Diluted EPS


NET INCOME (GAAP)
(millions of USD)
$60
$50
$40
$30
$20
$35.0
$33.8
$40.1
$41.1
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
$55.5
$46.8
$40.3
$52.3
$49.9
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25


DILUTED EPS (GAAP)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.67
$0.65
$0.78
$0.81
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
$1.15
$0.97
$0.83
$1.09
$1.04
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25

Q4 F’25 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $49.9M in Q4 of F’25 compared to $55.5M in Q4 of F’24.
  - Adjusted Net Income* was $60.2M in Q4 of F’25 compared to $57.3M in Q4 of F’24 (increased 5.1%).
- GAAP Diluted EPS was $1.04 in Q4 of F’25 compared to $1.15 in Q4 of F’24.
  - Adjusted Diluted EPS* was $1.26 in Q4 of F’25 compared to $1.19 in Q4 of F’24 (increased 5.9%).

BRADY

* Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. See appendix.

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 $84.0 $23.4 $39.6 $59.9 $58.3 -$5 $20 $45 $70 $95 Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143% Q4 F'24 151% Q1 F'25 50% Q2 F'25 98% Q3 F'25 115% Q4 F'25 117%% of Net Income CASH FLOWS IN Q4 OF F’25: Overview: Cash flow from operating activities was $58.3M in Q4 of F’25 vs. $84.0M in Q4 of F’24. Free cash flow* was $49.4M in Q4 of F’25 compared to $73.2M in Q4 of F’24. Returning Funds to our Shareholders: In F’25, we returned a total of $96.4M to our shareholders in the form of dividends and share buybacks. Dividends – Increased our annual dividend for the 40th consecutive year. Share Buybacks – Repurchased 733k shares in Q4 F’25 for $50.9M (average price of $69.32/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Jul. 31, 2025 3 Mos. Ended Jul. 31, 2024 12 Mos. Ended Jul. 31, 2025 12 Mos. Ended Jul. 31, 2024 Cash Balance - Beginning of Period 152.2$ 160.5$ 250.1$ 151.5$ Cash Flow from Operating Activities 58.3 84.0 181.2 255.1 Capital Expenditures (8.9) (10.7) (27.6) (79.9) Dividends (11.3) (11.2) (45.5) (45.1) Share Repurchases (17.6) - (50.9) (72.2) Business Acquisitions - - (144.5) - Net Debt (Repayments) Borrowings (3.1) 27.2 8.8 41.2 Effect of Exchange Rates on Cash 1.8 (2.1) (1.8) (4.9) Other 2.9 2.4 4.5 4.4 Cash Balance - End of Period 174.3$ 250.1$ 174.3$ 250.1$

Net Cash 11 STRONG BALANCE SHEET: July 31, 2025 cash = $174.3M. July 31, 2025 debt = $99.8M. Balance sheet provides flexibility for future organic investments and strategic M&A. $91 $64 $26 $19 $15 $31 $84 $102 $123 $96 $97 $159 $29 $51 $49 $75 $0 $50 $100 $150 $200 $250 $300 $350 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 NET CASH (millions of USD)

F’26 Diluted EPS Guidance GAAP Diluted EPS $4.55 to $4.85 (+15.5% to +23.1% vs. F’25) F’26 Adjusted Diluted EPS* $4.85 to $5.15 (+5.4% to $12.0% vs. F’25) Guidance Assumptions: Organic sales growth in the low-single digit percentages. Full-year income tax rate of approximately 21%. Foreign currency exchange rates as of July 31, 2025. Depreciation and amortization expense of approximately $42M. Capital expenditures of approximately $40M. 12 * Adjusted Diluted EPS is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 14.1% in Q4 of F’25: • Organic growth = + 4.3%. • Acquisition = + 9.8%. • Organic sales grew 3.3% in the Americas with growth in most major product lines. • Organic sales grew 12.0% in Asia; growth throughout the region except for China. • Growth in segment profit due to organic sales growth in higher gross margin product lines, which was offset by increased amortization from acquisitions and facility closure and other reorganization costs. Excluding these increased costs, segment profit increased 3.7%. Q4 F’25 SUMMARY:Q4 F’25 vs. Q4 F’24 (millions of USD) $218 $220 $223 $227 $222 $212 $225 $228 $245 $234 $254 $261 19% 18% 22% 22% 23% 21% 22% 23% 22% 20% 23% 20% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 $350 Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) Q4 F'24 3.4% (0.8%) (2.2%) Q1 F'25 5.1% (0.2%) 5.8% Q2 F'25 4.3% (1.4%) 7.6% Q3 F'25 5.4% (1.1%) 8.6% Q4 F'25 4.3% - 9.8% SALES & SEGMENT PROFIT % (millions of USD) Q4 F’25 Q4 F’24 Change Sales $ 260.8 $ 228.5 14.1% Segment Profit 51.6 53.4 - 3.3% Segment Profit % 19.8% 23.3% - 360 bps • Low-single digit organic sales growth in F’26. • Growth in segment profit excluding amortization. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 14 • Revenues increased 18.8% in Q4 of F’25: • Organic decline = (1.3%). • Fx increase = + 5.7%. • Acquisition = + 14.4% • Organic sales declined 0.8% in Europe and declined 5.1% in Australia. • Segment profit decreased primarily due to increased amortization and facility closure and other reorganization costs. Excluding these increased costs, segment profit increased 7.6%. Q4 F’25 SUMMARY:Q4 F’25 vs. Q4 F’24 (millions of USD) $104 $106 $114 $118 $110 $111 $119 $115 $132 $123 $129 $136 16% 13% 15% 16% 15% 14% 16% 17% 10% 9% 14% 11% 0% 5% 10% 15% 20% $50 $100 $150 $200 $250 Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - Q4 F'24 (1.8%) (1.2%) - Q1 F'25 0.7% 3.6% 15.0% Q2 F'25 (0.8%) (3.6%) 15.1% Q3 F'25 (5.4%) (0.1%) 14.2% Q4 F'25 (1.3%) 5.7% 14.4% SALES & SEGMENT PROFIT % Q4 F’25 Q4 F’24 Change Sales $ 136.5 $ 114.9 + 18.8% Segment Profit 15.1 19.3 - 21.8% Segment Profit % 11.0% 16.8% - 580 bps Organic For. Curr. Acquisitions • Low-single digit organic sales growth in F’26. • Growth in segment profit excluding amortization. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

17

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Adjusted Income Before Income Taxes:
Brady is presenting the non-GAAP measure, "Adjusted Income Before Income Taxes." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Adjusted Income Before Income Taxes:

	Three months ended July 31,		Year ended July 31,	
	2025	2024	2025	2024
Income before income taxes (GAAP measure)	$ 60,505	$ 68,208	$ 237,097	$ 247,841
Amortization expense	4,778	2,337	18,916	9,421
Facility closure and other reorganization costs	8,890	-	18,474	-
Non-recurring acquisitions-related costs and other expenses	-	-	5,059	-
Adjusted Income Before Income Taxes (non-GAAP measure)	**$ 74,173**	**$ 70,545**	**$ 279,546**	**$ 257,262**

Adjusted Income Tax Expense:
Brady is presenting the non-GAAP measure, "Adjusted Income Tax Expense." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Adjusted Income Tax Expense:

	Three months ended July 31,		Year ended July 31,	
	2025	2024	2025	2024
Income tax expense (GAAP measure)	$ 10,629	$ 12,752	$ 47,841	$ 50,626
Amortization expense	1,148	540	4,550	2,182
Facility closure and other reorganization costs	2,222	-	4,618	-
Non-recurring acquisitions-related costs and other expenses	-	-	1,265	-
Adjusted Income Tax Expense (non-GAAP measure)	**$ 13,999**	**$ 13,292**	**$ 58,274**	**$ 52,808**

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Adjusted Net Income:
Brady is presenting the non-GAAP measure, "Adjusted Net Income." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Adjusted Net Income:

	Three months ended July 31,		Year ended July 31,	
	2025	2024	2025	2024
Net income (GAAP measure)	$ 49,876	$ 55,456	$ 189,256	$ 197,215
Amortization expense	3,630	1,797	14,366	7,239
Facility closure and other reorganization costs	6,668	-	13,856	-
Non-recurring acquisitions-related costs and other expenses	-	-	3,794	-
Adjusted Net Income (non-GAAP measure)	**$ 60,174**	**$ 57,253**	**$ 221,272**	**$ 204,454**

Adjusted Diluted EPS:
Brady is presenting the non-GAAP measure, "Adjusted Diluted EPS." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Adjusted Diluted EPS (Note that certain amounts will not foot due to rounding):

	Three months ended July 31,		Year ended July 31,	
	2025	2024	2025	2024
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 1.04	$ 1.15	$ 3.94	$ 4.07
Amortization expense	0.08	0.04	0.30	0.15
Facility closure and other reorganization costs	0.14	-	0.29	-
Non-recurring acquisitions-related costs and other expenses	-	-	0.08	-
Adjusted Diluted EPS (non-GAAP measure)	**$ 1.26**	**$ 1.19**	**$ 4.60**	**$ 4.22**

Adjusted Diluted EPS Guidance:	Fiscal 2026 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 4.55	$ 4.85
Amortization expense	0.30	0.30
Adjusted Diluted EPS (non-GAAP measure)	**$ 4.85**	**$ 5.15**